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                                                                    EXHIBIT 10.3

                                 AMENDMENT NO. 1
                                       TO
                           LOAN AND SECURITY AGREEMENT

        This Amendment No. 1 (the "Amendment") to the Loan and Security Agreement, dated May 13, 1999 (the "Agreement"), is entered into as of April 16, 2001, by and between Zindart Limited, a Hong Kong Corporation ("Lender"), on the one hand, and Intervisual Books, Inc., a California corporation ("IBI"), and FFM Acquisition Corp, a California corporation, ("FFM"), on the other hand. IBI and FFM are sometimes individually and collectively referred to as "Borrower," and the representations, warranties, covenants and agreements of "Borrower" contained in this Agreement, as well as the liability in respect of the Obligations shall apply to IBI and FFM on a joint and several basis unless expressly stated otherwise. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Agreement.

                                    RECITALS

        Whereas Borrower has requested the extension of the Maturity Date under the Agreement and in consideration for a repayment of the principal amount of the Obligations in the amount of $250,000 on the date hereof; and

        Whereas Lender desires to extend the Maturity Date, subject to the limitations and provisions set forth herein.

                                    AGREEMENT

        The parties agree as follows:

        1. The Definitions are hereby amended to delete the definition of "Maturity Date" and add the following in the correct alphabetical order:

        "Maturity Date" means June 30, 2002.

        "Principal Payment Date" means the dates set forth on Schedule A hereto.

        2. Section 2.1 is hereby amended to add the following paragraphs:

        "(d) Notwithstanding anything to the contrary set forth in this Section
        2.1 or in this Agreement, Lender shall not be required to make any Advances or extend any credit or funds to Borrower subsequent to April 16, 2001, including, without limitation, any Advances, credit or funds that have been repaid on or subsequent to April 16, 2001.

        (e) Borrower shall pay to Lender on the Principal Payment Dates the amounts set forth on Schedule A hereto, and, as of such dates, such amounts shall immediately be due and payable. All remaining Advances under this SECTION 2.1 and other amounts not previously paid under this Agreement and the Amendment, including, without

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        limitations, all unpaid Obligations, shall be immediately due and payable on the Maturity Date."

        3. Section 2.5 is amended to add the following provision:

        "In addition, Borrower shall pay to Lender a fee of $10,000, which fee shall be due on the date hereof and shall be fully earned and non-refundable, the proceeds of which shall be used to offset Lender's financial, accounting and legal fees and costs associated with documenting this Amendment."

        4. Representations and Warranties. Each Borrower represents, jointly and severally, that the representations and warranties contained in the Agreement are true and correct on and as of the date hereof. Borrower represents and warrants that the Projections, as hereinafter defined and delivered to Lender as of the date hereof, have been reasonably prepared and represents management's reasonable and best assessment of the projected operating results and financial condition of Borrower, subject to the limitations and disclaimer set forth therein.

        5. Affirmative Covenants. Section 6.3(a) is amended as follows:

        "6.3 FINANCIAL STATEMENTS, REPORTS, CERTIFICATES. Borrower shall deliver to Lender: (a) as soon as available, but in any event within thirty (30) days after the end of each month of each fiscal quarter, and within forty-five (45) days after the last month of each fiscal quarter, a company prepared consolidated balance sheet, income statement and cash flow statement together with supporting documents of such balances, covering Borrower's consolidated operations during such period, in a form and certified by an officer of Borrower reasonably acceptable to Lender."

        The balance of the Section 6.3 shall remain unamended. Section 6 is hereby amended to include the following paragraphs:

"6.10. On the date hereof, Borrower shall provide Lender with financial and operating projections used by management and to be presented to the Board of Directors for each month in calendar 2001 and 2002 (the "Projections") with reasonable detail and explanation on the assumptions used. Borrower shall promptly provide Lender with any update to such Projections that is adopted by management or the Board Directors. Commencing with the month ended April 30, 2001, Borrower shall promptly provide Lender with written notice of any known or reasonably anticipated material deviations from such Projections."

6.11. Borrower shall promptly notify Lender in writing in the event that Borrower determines that the representations and warranties made in Section 5.8 ceases to be true on a continuous and ongoing basis."

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        IN WITNESS WHEREOF, Zindart and Borrower have executed this Amendment.

                                         INTERVISUAL BOOKS, INC.,
                                         a California corporation

                                         By: /s/ WALDO H. HUNT
                                         ----------------------------------
                                         Title: Chairman

                                         FAST FORWARD MARKETING, INC.,
                                         a California corporation

                                         By: /s/ DAN P. REAVIS
                                         ----------------------------------
                                         Title: President

                                         ZINDART LIMITED

                                         By: /s/ PETER J. GARDINER
                                         ----------------------------------
                                         Title: Chairman